Exhibit 10.5

COVIDIEN
UNI-PATCH DIVISION

SECOND AMENDMENT
TO
SUPPLY AGREEMENT

This Second Amendment, entered into as of the 24th day of March, 2010 (the "Second Amendment"), is by and between Tyco Healthcare Group LP (d/b/a Covidien), a Delaware limited partnership, acting through its Uni-Patch Division, having a place of business at 1313 West Grant Boulevard, Wabasha, Minnesota 55981 (hereinafter referred to as "Supplier"), and Uroplasty, Inc., a Minnesota corporation, having a place of business at 5420 Felt1 Rd., Minnetonka, MN, 55343 (hereinafter referred to as "Purchaser").

WHEREAS, Supplier and Purchaser are both parties to a Supply Agreement, dated December 6th, 2007, which was amended by the First Amendment to Supply Agreement, dated February 26th, 2008 (the "Supply Agreement"); and

WHEREAS, the parties now wish to amend the Supply Agreement as contained in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties mutually agree as follows:

1.               Section 1.1 of the Supply Agreement shall be deleted and replaced with the following:

1.1          "Contract Year" shall mean that time period that begins on May 1, 2010 and concludes on April 30, 2011.

2.               Section 2 of the Supply Agreement shall be deleted and replaced with the following:

This Agreement shall commence upon the Effective Date and shall continue in effect for until April 30, 2011 ("Term"), unless earlier terminated pursuant to Section 8.

3.               Section 4.5 of the Agreement is hereby deleted.

4.               Exhibit A of the Supply Agreement shall be deleted and replaced with the new Exhibit A attached hereto.

All other terms of the Supply Agreement not specifically amended herein shall remain unchanged.

Exhibit 10.5

  IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized representatives as of the date first written above.

Supplier:	Purchaser:
TYCO HEALTHCARE GROUP LP,	UROPLASTY, INC.
acting through its Uni-Patch Division

By:	/s/ Tony Mulone	By:	/s/ Marc M. Herregraven
Name:	Tony Mulone	Name:	Marc M. Herregraven
Title:	VP/GM – OEM Division	Title:	VP of Manufacturing

Exhibit 10.5

EXHIBIT A

Products and Pricing

Product	Description	Price
Code
UPC250-12	UPC Stimulation Lead Sets	$*

Lead Time for Shipments from Date of Purchase Order (following initial order): 8 weeks

Delivery Location:
Minnetonka, MN

*	Indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission.